Exhibit 99.1

urban-gro, Inc. Announces Sale of Investment for Proceeds of $2.3 Million

LAFAYETTE, Colo., August 31, 2023 – urban-gro, Inc. (Nasdaq: UGRO) (“urban-gro” or the “Company”), an integrated professional services and design-build firm offering solutions to the Controlled Environment Agriculture (“CEA”) and commercial sectors, today announced that the Company has entered into an agreement related to its investment in a private placement convertible note with XS Financial Inc (“XSF”) (CSE: XSF) (OTCQB: XSHLF), a leading equipment finance company to the US cannabis industry. Both companies mutually agreed that XSF would retire the Company’s convertible note for $2.3 million, a 10% discount to the Company’s current book value of the investment. The $2.3 million cash payment received is in addition to the $0.3 million of interest earned and received since making the original $2.5 million investment in Q4 2021.

Bradley Nattrass, Chairman and CEO, commented, “We believe XS Financial is a great company working to support the cannabis industry by helping clients finance their capital expenditures and we look forward to continuing our strategic relationship. As we look ahead and position ourselves for the future, we are focused internally on sound capital management, maintaining a healthy balance sheet, and executing on our multi-sector business development plan.”

About urban-gro, Inc.

urban-gro, Inc.® (Nasdaq: UGRO) is an integrated professional services and design-build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture (“CEA”), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver Your Vision – Built. Learn more by visiting www.urban-gro.com.
Safe Harbor Statement
This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release, terms such as “believes,” “will,” “expects,” “anticipates,” “may,” “projects,” "forecast" and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The forward-looking statements in this press release include, without limitation, future events, business strategy, financial position and the adequacy thereof, prospects, plans and objectives of management. These and other forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including, among others, our ability to successfully manage and integrate acquisitions, our ability to accurately forecast revenues and costs, competition for projects in our markets, our ability to predict and respond to new laws and governmental regulatory actions, our ability to successfully develop new and/or enhancements to our product offerings and develop a product mix to meet demand, risks related to adverse weather conditions, supply chain issues, rising interest rates, economic downturn or other factors that could cause delays or the cancellation of projects in our backlog or our ability to secure future projects, our ability to maintain favorable relationships with suppliers, risks associated with reliance on key customers and suppliers, our ability to attract and retain key personnel, results of litigation and other claims and insurance coverage issues, risks related to our information technology systems and infrastructure, our ability to maintain effective internal controls, our ability to execute on our strategic plans, our ability to achieve and maintain cost savings, the sufficiency of our liquidity and capital resources, and our ability to achieve our key initiatives for 2023, particularly our growth initiatives. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Investor Contacts:

Dan Droller – urban-gro, Inc.
EVP Corporate Development & Investor Relations
-or-
Jeff Sonnek – ICR, Inc.
(720) 730-8160
investors@urban-gro.com
Media Contact:

Patricia Whyte – MATTIO Communications
(551) 795 7315
urbangro@mattio.com
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